                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant  [ ]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [x] Preliminary Proxy Statement                [ ] Confidential, For Use of
                                                    the Commission Only (as
                                                    permitted by Rule 14a-
                                                    6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SEAL HOLDINGS CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:

                            SEAL HOLDINGS CORPORATION
                       5601 NORTH DIXIE HIGHWAY, SUITE 411
                  FORT LAUDERDALE, FLORIDA 33334 (954) 771-5402

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 1999 Annual Meeting of Stockholders of Seal Holdings Corporation (the "Company"), which will be held at in the lobby of The Oakridge Comprehensive Outpatient Center, 1000 Northeast 56th Street , Fort Lauderdale, Florida 33334, on Thursday, June 10, 1999 at 4:00 p.m., Florida time.

At the Annual Meeting, you will be asked to consider and approve the following:

1. To elect four Directors to serve until the 2000 Annual Meeting of Stockholders;

2. To increase the number of authorized shares of the Company's (i) Class A Common Stock from 14,975,000 shares to 99,975,000 shares and (ii) Preferred Stock from 3,000,000 shares to 25,000,000 shares;

3.  To adopt the Company's 1999 Long-Term Incentive Plan;

4. To ratify Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999; and

5. To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

Attendance at the Annual Meeting is limited to Stockholders as of the record date of May 3, 1999 (or their authorized representatives) and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed Proxy Card and you will be pre-registered for the Annual Meeting (if your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker). A list of the Stockholders entitled to vote at the Annual Meeting may be examined by any Stockholder at the Company's corporate offices at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

The enclosed proxy is solicited by the Board of Directors of the Company. The Notice of the Annual Meeting and Proxy Statement on the following pages contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed Proxy Card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                            By order of the Board of Directors


                                            ____________________________________
                                            M. Lee Pearce, M.D.
                                            Chairman of the Board
May __, 1999
Fort Lauderdale, Florida

IN ORDER TO AVOID ADDITIONAL SOLICITING EXPENSE TO THE COMPANY, PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING BY GIVING WRITTEN NOTICE OF REVOCATION, BY SIGNING AND DELIVERING TO THE SECRETARY OF THE COMPANY A PROXY BEARING A LATER DATE OR BY PERSONALLY VOTING AT THE MEETING.

                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            SEAL HOLDINGS CORPORATION
                              --------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING

                              --------------------

The 1999 Annual Meeting of Stockholders ("Annual Meeting") of Seal Holdings Corporation ("Seal/Company") will be held in the lobby of The Oakridge Comprehensive Outpatient Center, 1000 Northeast 56th Street, Fort Lauderdale, Florida 33334, on Thursday, June 10, 1999 at 4:00 p.m., Florida time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed Proxy Card on _________, 1999 to all Stockholders entitled to vote. Stockholders who owned Common Stock and Preferred Stock at the close of business on May 3, 1999 (the "Record Date") are entitled to vote. On the Record Date, there were ____________ shares of Common Stock and 2,000,000 shares of Series A Preferred Stock outstanding. Seal's principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, Telephone Number (954) 771-5402.

WHY WAS THIS PROXY STATEMENT SENT?

This Proxy Statement and the enclosed Proxy Card were sent to you because the Company's Board of Directors is soliciting the proxies from Stockholders of the Company's (i) Class A Common Stock, par value $.20 per share ("Class A Common Stock"), (ii) Class B Common Stock, par value $.20 per share ("Class B Common Stock and together with Class A Common Stock, "Common Stock" ), and (iii) Preferred Stock, par value $.001 per share ("Preferred Stock") entitled to vote at the Annual Meeting. There are (i) two classes of Common Stock, (A) Class A Common Stock, and (B) Class B Common Stock, and (ii) one series of Preferred Stock, which is Series A Convertible Preferred Stock, par value $.001 per share ("Series A Preferred Stock"). The Class A Common Stock, Class B Common Stock and Series A Preferred Stock are each entitled to vote at the Annual Meeting, as described herein. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Card.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

o To elect four Directors to serve until the 2000 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

o   To approve an increase in the number of authorized shares of the Company's
    (i) Class A Common Stock from 14,975,000 shares to 99,975,000, shares and
    (ii) Series A Preferred Stock from 3,000,000 shares to 25,000,000 shares;

o   To approve the Company's 1999 Long-Term Incentive Plan;

o To ratify Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1999; and

o To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

WHO MAY VOTE?

Stockholders who owned Class A Common Stock, Class B Common Stock and Series A Preferred Stock at the close of business on May 3, 1999 (the Record Date) are entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of Class A Common Stock that you own entitles you to one vote. Holders of Class B Common Stock are entitled to one vote for each share of Class B Common Stock. Holders of Series A Preferred Stock are entitled to ten votes for each share of Series A Preferred Stock.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of May 3, 1999, the following shares were outstanding (i) _______ shares of Class A Common Stock, (ii) 25,000 shares of Class B Common Stock, and (iii) 2,000,000 shares of Series A Preferred Stock. The Annual Meeting will be held if a majority of the outstanding shares of (i) Class A Common Stock, (ii) Class B Common Stock and (iii) Series A Preferred Stock entitled to vote is represented at the Annual Meeting. This means that (i) _______ shares of Class A Common Stock, (ii) 12,501 shares of Class B Common Stock, and (iii) 1,000,001 shares of Series A Preferred Stock are required for a quorum. If you have returned the Proxy or attend the Annual Meeting in person, your Class A Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the Meeting. "Broker non-votes" also count for quorum purposes. If you hold your Class A Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock which it holds for you in accordance with your instructions. We do not count abstentions and "broker non-votes" as votes for or against any proposal.

If a quorum is not present or represented at the Annual Meeting, the Stockholders who do attend the Annual Meeting in person or who are represented by Proxy have the power to adjourn the Annual Meeting until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

HOW DOES A STOCKHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. No postage is needed if the Proxy Card is mailed in the United States. Returning the Proxy Card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your Proxy Card and send it to us in time to vote, your "Proxy" (one of the individuals named on your Proxy Card) will vote your shares as you have directed. If you sign the Proxy Card but do not make specific choices, your Proxy will vote your shares as recommended by the Board of Directors as follows:

o "FOR" electing four Directors to serve until the 2000 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

o "FOR" approving an increase in the number of authorized shares of the Company's (i) Class A Common Stock from 14,975,000 shares to 99,975,000 shares and (ii) Preferred Stock from 3,000,000 shares to 25,000,000 shares;

o   "FOR" approving the Company's 1999 Long-Term Incentive Plan; and

o "FOR" ratifying Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1999.

If any other matter is presented, your Proxy will vote in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matter which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY A PROXY BE REVOKED?

If you give a Proxy, you may revoke it at any time before it is exercised. You may revoke your Proxy in one of three ways. First, you may send in another Proxy with a later date. Second, you may notify Seal's Secretary in writing before the Annual Meeting that you have revoked your Proxy. Third, you may vote in person at the Annual Meeting.

HOW DOES A STOCKHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on May 3, 1999 (the Record Date).

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Proposal 1:
Electing Four Directors    Holders of Class B Common Stock are entitled to elect
                           a simple majority (three) of the Board of Directors and holders of the Class A Common Stock and Series A
                           Preferred Stock are entitled to elect the remaining one Director. The person nominated as the "Class A
                           Directors" will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class A Common Stock and Series A Preferred
                           Stock. Similarly, the "Class B Directors" will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class B Stock.
                           "Plurality" means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected.
                           Cumulative voting is not permitted. If you do not vote for a particular nominee, or you indicate
                           "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either
                           "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a Director.

Proposal 2:
Approving Amendments
to the Certificate to
increase the authorized
shares The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock, Class B Common Stock and Series A Preferred Stock at the Annual Meeting is required to approve the amendments to the Certificate. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

Proposal 3:
Approving the Company's
1999 Long-Term
Incentive Plan             The affirmative vote of a majority of the votes cast
                           by the holders of the Class A Common Stock, Class B
                           Common Stock and Series A Preferred Stock at the
                           Annual Meeting is required to approve the Company's
                           1999 Long-Term Incentive Plan. If you "abstain" from voting, it has the same effect as if you voted
                           "against" this proposal. Broker non-votes will have no effect on the votes.


Proposal 4:
Ratify Selection
of Auditors                The affirmative vote of a majority of the votes cast
                           by the holders of the Class A Common Stock, Class B
                           Common Stock and Series A Preferred Stock at the
                           Annual Meeting is required to ratify and approve the appointment of Ernst & Young LLP as the Company's independent accounts for the fiscal year ended
                           December 31, 1999. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the votes.



IS VOTING CONFIDENTIAL?

Yes. Proxy Cards, ballots and voting tabulations that identify individual Stockholders are confidential. Only the inspectors of election and certain Seal employees associated with processing Proxy Cards and counting the votes have access to your card. Additionally, all comments directed to Seal management (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

The Company will pay the cost of this Proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card. In addition to soliciting proxies by mail, we expect that a number of our employees will solicit Stockholders for the same type of Proxy, personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending Proxy material to their principals and obtaining their proxies.

HOW DOES A STOCKHOLDER OBTAIN A COPY OF THE ANNUAL REPORT?

A COPY OF OUR ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1998 IS ENCLOSED ALONG WITH THIS PROXY STATEMENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of April 23, 1999, the Common Stock owned beneficially by (i) each Director of the Company, (ii) each Executive Officer,
(iii) all Directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a Director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each person has sole voting and investment power over his or her shares. As of April 23, 1999, there were 11,598,994 shares of Class A Common Stock issued and outstanding and 1,557 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding and one holder of record. In addition, there are 2,000,000 shares of Series A Preferred Stock that are convertible into 20,000,000 shares of Class A Common Stock at such time as the Company's stockholders approve an amendment (the "Capital Amendment") to the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock.

                                                                                    Shares              Percentage
                                                                                 Beneficially          Beneficially
        Name (1)                             Current Title                          Owned                 Owned
M. Lee Pearce, M.D.(2)               Class B Director, Chairman of the            30,168,419               95.5%
                                     Board of Directors
Robert G. Tancredi, M.D.             Class B Director, Chief Executive                    --                  --
                                     Officer
John J. Rydzewski(3)                 Class B Director                                150,000                1.3%
Rudy J. Noriega                                  (4)                                      (4)                (4)
Cecilio M. Rodriguez                 Treasurer and Secretary                              --                  --

Thomas M. Ferguson(5)                Class A Director                              1,072,675                8.7%
All Directors and Executive                                                       31,391,094               96.9%
Officers as a Group (6 Persons)

-------------
*Less than 1%.

(1) The address for each of the persons and entities listed above is 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

(2) The shares beneficially owned by Dr. Pearce (i) include 10,168,419 shares of Class A Common Stock, (ii) include 25,000 shares of Class B Common Stock, which are owned by Lauderdale Holdings, Inc., a Florida corporation, of which Dr. Pearce is the sole shareholder, and (iii) assume the conversion of 2,000,000 shares of Series A Preferred Stock into 20,000,000 shares of Class A Common Stock. Such Series A Preferred Stock automatically converts into shares of Class A Common Stock at such time as the Company's stockholders approve the Capital Amendment to increase the number of authorized shares of Class A Common Stock to 99,975,000 shares. See Shareholder Proposal No. 2. Each share of Series A Preferred Stock is entitled to ten votes for each one share held. Once converted, each share of Class A Common Stock is entitled to one vote for each one share held.

(3) Includes 100,000 shares of Class A Common Stock owned by Benedetto, Gartland & Company, Inc., a New York corporation, of which Mr. Rydzewski is a director and shareholder. The calculation of Mr. Rydzewski's beneficial ownership percentage does not take into account the shares of Class A Common Stock issuable to Dr. Pearce upon conversion of the Series A Preferred Stock nor the exercise of outstanding options held by third parties, including the options held by Mr. Ferguson.

(4) Mr. Noriega is the President of certain of the Company's operating subsidiaries. Mr. Noriega has certain arrangements with affiliates of Dr. Pearce where he has certain rights to a small minority participation interest in Dr. Pearce's investment in the Company.

(5) Includes (i) options to purchase up to 800,000 shares of Class A Common Stock, all of which are fully vested and exercisable and (ii) 157,675 shares held by First Magnum Corporation. As sole stockholder of First Magnum Corporation, Mr. Ferguson has voting and investment power over First Magnum Corporation's shares of Common Stock of the Company. The calculation of Mr. Ferguson's beneficial ownership percentage does not take into account the shares of Class A Common Stock issuable to Dr. Pearce upon conversion of the Series A Preferred Stock nor the exercise of outstanding options held by third parties.



                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

The Board of Directors has selected the following persons as nominees for election to the Board of Directors. Holders of Class A Stock may withhold authority from the proxyholders to vote for the Class A nominees. The officers and directors of LHI, the holder of all of the outstanding shares of Class B Common Stock and the only stockholder to vote for the slate of Class B Directors, has indicated that LHI intends to vote "FOR" electing the slate of Class B Directors. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxyholders will vote for any substitute nominee designated by the Board of Directors. Certain information concerning the nominees is provided below.

                         NOMINEES FOR CLASS A DIRECTORS

      Name                Age          Current Position              Since
Thomas M. Ferguson        59           Class A Director         April 2, 1999(1)

John J. Rydzewski         46           Class A Director         April 2, 1999

(1) Mr. Ferguson served as a Class B Director since August 1996.

Mr. Ferguson has been a director of the Company since August 1996 and was the Company's Chairman from February 7, 1997 to March 31, 1999, and President and Chief Executive Officer from August 14, 1996 to March 31, 1999. Since 1992, he has been a director, Chairman and President of First Stanford Corporation, a private advisory company engaged in providing services principally with respect to maritime transactions and the development of strategic business and financial plans for national and international companies. Mr. Ferguson serves as a director of Camber Companies, LLC. Mr. Ferguson is the sole stockholder of First Magnum Corporation, and its sole director and officer. Mr. Ferguson received a B.A. degree from Florida State University.

John J. Rydzewski has served as a Class B Director of the Company since April 1999. Since 1993, Mr. Rydzewski has been an investment banker specializing in health care finance and has been a principal of Benedetto, Gartland & Company, Inc., an investment banking firm. Mr. Rydzewski was previously a Vice President in the Health Care Finance Group of Kidder, Peabody & Co. and a manager at Price Waterhouse & Co. Mr. Rydzewski previously served as Chairman of the Board of ARV Assisted Living, Inc. and as a director of United Medical and Maxim Healthcare Corporations. Mr. Rydzewski received a Master of Business Administration Degree and a Bachelor of Science Degree from The Wharton School of the University of Pennsylvania.
                         NOMINEES FOR CLASS B DIRECTORS

      Name                Age          Current Position              Since
M. Lee Pearce, M.D.       68         Chairman of the Board       April 5, 1999
                                        Class B Director         April 5, 1999

Robert G. Tancredi, M.D.  61         Chief Executive Officer     April 15, 1999
                                        Class B Director         April 2, 1999

M. Lee Pearce, M.D. has served as a Class B Director and Chairman of the Board of Directors and a principal stockholder of the Company since April 1999. Dr. Pearce has over 40 years of experience in the health care industry. For the majority of his health care career, he has been the Chairman and Chief Executive Officer of health care services companies which he founded. From February 1993 to January 1997, Dr. Pearce served as a director of OrNda Health Corporation ("OrNda") (NYSE:ORN), the third largest investor-owned hospital management system in the United States which operated 48 acute care medical-surgical hospitals, ambulatory surgical centers, and numerous outpatient and specialty clinics. From 1989 to February 1997, he served as a director of IVAX Corporation (AMEX:IVX), a manufacturer of pharmaceuticals, personal care products and diagnostic devices. In 1991, entities in which Dr. Pearce was a substantial owner included Golden Glades Regional Medical Center in Miami which was later restructured and sold. From 1987 through 1989, Dr. Pearce was at first a significant shareholder (1987) and then a Director (1988) of American Medical International, Inc. (NYSE: AMI). Between 1969 and 1985, he was the Chairman and Chief Executive Officer of American Hospital Management Corp., a healthcare management and consulting company. Dr. Pearce is a member of the Board of Fellows of the Harvard Medical School and serves as a pro-bono consultant to the Mayo Foundation and the Mayo Medical Ventures. He also serves on the Board of Trustees of the University of Miami where he is also a member of the George E. Merrick Society. In addition to Dr. Pearce's medical degrees, he also received a J.D. degree from the University of Miami and is a member of the Florida Bar and the American Bar Association.

Robert G. Tancredi, M.D. has served as a Class B Director and Chief Executive Officer of the Company since April 1999. Dr. Tancredi has also served as the Chief Executive Officer and as a Manager of OH, Inc., a wholly owned subsidiary of the Company since April 1999. From 1985 to 1992, Dr. Tancredi was the Vice Chairman of the Board of Governors of the Mayo Clinic, Rochester, Minnesota. From 1985 to 1996, Dr. Tancredi was a member of the Board of Trustees of the Mayo Foundation. From 1987 until 1992, Dr. Tancredi was a member of the American College of Cardiology. From December 1991 until his retirement as of December 31, 1996, Dr. Tancredi was Chairman of the Board of Governors of the Mayo Clinic, Scottsdale, Arizona. From October 1997 until April 2, 1999, Dr. Tancredi provided consulting services to certain affiliates of the Company and of Dr. Pearce.

All Class A Directors are elected by holders of the Class A Common Stock and all Class B Directors are elected by holders of the Class B Common Stock at the annual meeting of the stockholders of the Company and hold office following election or until their successors are elected and qualified. The bylaws permit the Board of Directors to fill any vacancy and such Director may serve until the next annual meeting. The Officers of the Company are appointed by and serve at the discretion of the Company's Board of Directors.

To the best knowledge of the Company, other than as stated above, no Director of the Company is a Director of any other company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

The Company's Board of Directors held six meetings during the fiscal year ended December 31, 1998. At December 31, 1998, the Company had a Compensation Committee consisting of Donald L. Caldera and J. Erik Hvide. During fiscal year 1998, the Compensation Committee held no meetings. The Compensation Committee reviews existing and proposed compensation plans, programs and arrangements both for officers of the Company and for certain non-officer employees. The Committee also grants stock options and awards restricted stock to key employees, including officers and members of the Board, in accordance with the terms of the Company's stock option plans. The full Board of Directors, and not the Committee, is authorized to grant or award compensation, options or restricted stock to any officer or employee who is also a Director and a member of the Compensation Committee. On April 2, 1999, Mr. Caldera and Mr. Hvide resigned as Directors and as members of the Compensation Committee, in connection with the Agreement and Plan of Exchange between the Company and OHI. See Shareholder Proposal No. 2 for a summary of the Agreement and Plan of Exchange.

Due to the close working relationship among the members of the Company's Board of Directors, the Company disbanded its Executive Committee and Audit Committee in August 1996. In conjunction with the Agreement and Plan of Exchange, on April 15, 1999, the Board of Directors reorganized an Audit Committee and appointed John J. Rydzewski and Thomas M. Ferguson, each of whom are outside Directors, as members of both Company's Compensation Committee and Audit Committee. The Audit Committee will review the scope of the accountants' engagement, including the remuneration to be paid, and will review the independence of the accountants. The Audit Committee, with the assistance of the Company's Treasurer, Chief Financial Officer and other appropriate personnel, will review the Company's annual financial statements and the independent auditor's report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party; and use by the Company's Executive Officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company's legal counsel, independent auditors and internal audit staff to inquire into and report to it on any matter having to do with the Company's accounting or financial procedures or reporting.

No Director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which such Director served during the fiscal year ended December 31, 1998.

    THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" ELECTING THE SLATE OF TWO CLASS A DIRECTORS AND TWO CLASS B DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL
    MEETING OF SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED
                                  AND QUALIFIED


                               EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each Executive Officer of the Company as of April 23, 1999. Certain biographical information concerning the Company's Executive Officers is presented under "Election of Directors."


      Name                Age          Current Position              Since

Robert G. Tancredi, M.D.  61        Chief Executive Officer,     April 15, 1999
                                        Class B Director         April 2, 1999

Rudy J. Noriega           62                  (1)                     (1)



Cecilio M. Rodriguez      39               Treasurer,             April 2, 1999
                                           Secretary              April 2, 1999

(1) Mr. Noriega is the President of certain of the Company's operating subsidiaries since January 1998.

Rudy J. Noriega has served as an executive officer of a number of the Company's subsidiaries since January 1998. Mr. Noriega has been a health care executive for the last 35 years. Since 1991, he has served as the President and Chief Executive Officer of Health Care Resource Consultants, Inc. ("HRCI"), a health care management consulting firm. HRCI also served as a consultant to Comprehensive Outpatient Centers of Florida, Inc., a Delaware corporation ("COCF") until July 1998. Mr. Noriega has also served as the President and a Director of several other affiliates of the Company and Dr. Pearce, including VAE, Inc., a construction company, and Oakridge Medical Group Realty, Inc., which owns a physician medical office building. From March 1993 to September 1995, Mr. Noriega was employed by OrNda as a Senior Vice President of OrNda of South Florida, Inc. From 1991 to 1993, he was the Chief Executive Officer of Golden Glades Regional Medical Center. Mr. Noriega is currently a fellow of the American College of Healthcare Executives.

Cecilio M. Rodriguez, CPA has served as the Secretary and Treasurer of the Company since April 1999. Mr. Rodriguez has served as an executive officer of a number of the Company's subsidiaries since January 1998. From October 1996 to January 1998, Mr. Rodriguez served as Senior Vice President and Chief Financial Officer of First Financial Acceptance, Inc., a consumer finance company. From April 1991 until its sale in October 1996, Mr. Rodriguez was a Senior Vice President and Chief Financial Officer of Bank of North America. Bank of North America was controlled by Dr. Pearce. Mr. Rodriguez has been licensed in Florida as a Certified Public Accountant since 1982.

There are no family relationships between any of the Company's Executive Officers and Directors. All Class A Directors are elected by holders of the Class A Common Stock and all Class B Directors are elected by holders of the Class B Common Stock at the Annual Meeting of the Stockholders of the Company and hold office following election or until their successors are elected and qualified. The bylaws permit the Board of Directors to fill any vacancy and such

Director may serve until the next annual meeting. The officers of the Company are appointed by and serve at the discretion of the Company's Board of Directors.


                             EXECUTIVE COMPENSATION

The following table provides information as to the compensation paid by the Company and its subsidiaries, for the three fiscal years ended December 31, 1998, to its Chief Executive Officer. No other executive officer's remuneration (i.e.
annual salary and bonus) exceeded $100,000.

Cash Compensation

                                                                                                      Long-Term
                                                         Annual Compensation                        Compensation
                                                                          Other Annual
       Name and                                              Bonus           Compen-           Securities Underlying
  Principal Position              Year       Salary($)        ($)         sation ($)(1)           Options/SARs (#)
Thomas M. Ferguson(2)             1998        26,529          -0-             3,171                    445,000
Chairman, President and           1997        64,000          -0-             3,171                    355,000
Chief Executive Officer           1996        18,138          -0-              -0-                       -0-


(1) Except for stock options issued pursuant to the Company's 1996, 1997 and 1998 Stock Option Plans, the Company has not provided any long-term compensation plan, stock appreciation rights, defined benefit or actuarial plan, employment contract or termination of employment or change in control agreements with any executive officer. "Other Annual Compensation" includes the value of life insurance in excess of regulation amounts provided by the Company.

(2) Mr. Ferguson was appointed as President and CEO of the Company on August 14, 1996 and resigned as President and CEO effective April 2, 1999, when the Company acquired 100% of OH, Inc., a Florida corporation, in exchange for 91% of the outstanding voting capital of the Company pursuant to an Agreement and Plan of Exchange. Mr. Ferguson continues to serve as a Director of the Company.

Option Grants During Fiscal Year 1998

The following table shows all grants during the fiscal year ended December 31, 1998 of stock options to the Chief Executive Officer.

                                              % of Total
                                              Options
                           Number of          Granted to                                             Market
                           Shares             Employees                            Exercise or      Price on
                           Underlying         in  Fiscal        Date of            Base Price       Date of         Expiration
Name                       Options(# )        Year(1)            Grant             ($/Share)         Grant             Date
Thomas M.  Ferguson        225,000(2)             49%        July 13, 1998           $1.75           $1.38         July 13, 2003
                           220,000(3)                        July 13, 1998           $1.75           $1.38         July 13, 2003

(1) Represents all options granted during fiscal year 1998 to employees, officers, Directors and one outside consultant.

(2) Issued pursuant to the Seal Fleet, Inc. Incentive Option Plan ("1997 Plan").

(3) Issued pursuant to the Seal Holdings Corporation 1998 Incentive Option Plan ("1998 Plan").

Employment Contracts

As of December 31, 1998, the Company had no written employment agreements with Thomas M. Ferguson, the Company's former Chief Executive Officer, President, and Chairman.

The Company intends to enter into a definitive employment agreement in the near future with Robert Tancredi, M.D., the Company's Chief Executive Officer. Dr. Tancredi will be paid $500,000 per year, plus a guaranteed minimum bonus of $100,000 per year. Dr. Tancredi will also be entitled to stock options to purchase up to 700,000 shares of Class A Common Stock, at an exercise price of fair market value as of the date of grant.

Option Exercises and Year End Option Values

The following table shows the aggregate number of unexercised options granted with respect to the Class A Common Stock of the Company under the 1996 Plan, the 1997 Plan, and the 1998 Plan to the Chief Executive Officer.

                                                                  Number of Securities               Value of Unexercised
                               Shares                                  Underlying                    In-the-Money Options
                             Acquired on        Value             Options/at FY End(#)                   at FY-End ($)
Name                        Exercise (#)      Realized($)       Exercisable/Unexercisable          Exercisable/Unexercisable
Thomas M. Ferguson               -0-              -0-                  800,000/-0-                       $900,000/-0-

The Company's Stock Option Plans.

Currently, the Company has three stock options in plans: (i) the Seal Holdings Corporation 1998 Incentive Option Plan adopted in 1998 ("1998 Plan"), (ii) the Seal Fleet, Inc. Incentive Option Plan adopted in 1997 ("1997 Plan"), and (iii) the Seal Fleet, Inc. Long-Term Incentive Plan adopted August 14, 1996, as amended March 21, 1997 ("1996 Plan"). All options under the 1998 Plan, the 1997 Plan and the 1996 Plan have been granted. The Company is also proposing to adopt the Seal Holdings Corporation Long Term Incentive Plan, at its 1999 Annual Meeting of Stockholders. See Proposal #3.

         The 1998 Plan

         Number of Shares Subject to the 1998 Plan. The 1998 Plan reserves for issuance up to Five Hundred Thousand (500,000) shares of the Company's Class A Common Stock pursuant to the exercise of options granted under such plan. The number of shares is subject to adjustment for any future stock dividends, splits, mergers, combinations, or other changes in capitalization as described in the 1998 Plan. The market value of the Company's Class A Common Stock as reported on the National Daily Quotation Service ("Pink Sheets") as of April 9, 1998, was $0.69 per share.

         In order to comply with the requirements for deductibility under
Section 162(m) of the Internal Revenue Code ("Code"), the maximum number of shares which may be granted to an individual under the 1998 Plan during the full ten-year term of the 1998 Plan is 250,000 shares.

         Administration and Duration of the 1998 Plan. Authority to administer the 1998 Plan and to grant awards rests with the Board of Directors, although the Board may delegate its authority to grant awards to a Committee of the Board. The 1998 Plan will terminate on March 27, 2008, but the Board retains the right to suspend, terminate or amend the plan at any time. On termination of the plan, outstanding awards remain in effect until they expire by their terms, are forfeited or otherwise terminate.

         Eligibility for Participation. Options may be granted under the 1998 Plan to executive Officers, key employees, consultants and Directors of the Company and any subsidiary of the Company. Management estimates that as of December 31, 1998, as many as two of its present employees are currently eligible to receive awards under the 1998 Plan. However, depending upon numerous factors, awards may be granted to a significantly larger or to a smaller number of employees. Management is not able to estimate the number of consultants that may be eligible for the grant of options.

         Terms of Options. Options granted to employees may be either incentive stock options ("ISOs") which satisfy the requirements of Code Section 422 or nonstatutory options ("NSOs") which are not intended to satisfy such requirements. Options granted to Outside Directors and consultants may only be NSOs. The option exercise price of ISOs may not be less than the fair market value of the Company's Class A Common Stock on the date of grant of the ISO. The option exercise price of NSOs is within the discretion of the Board. Payment of the exercise price may be made in cash, by certified check, promissory note, or other shares of the Company's Class A Common Stock. The term of an ISO may not exceed ten years. The term of an NSO may not exceed the period determined by the Board in the grant of the option. Options may be made exercisable under such conditions as the Board or its delegate may establish, such as if the optionee remains employed until a specified date, or if specified performance goals have been met. If an optionee's employment terminates because of misconduct, such option terminates immediately. If an optionee's employment terminates for any reason other than misconduct, the option remains exercisable for a fixed period of three months (twelve months where employment has terminated because of death or disability) or a longer period to be fixed by the Board or its delegate up to the remainder of the option's term. In no case may an option be exercised after the expiration of the option term. An option may be exercised by the optionee or his guardian or legal representative.

         Federal Tax Consequences--Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee generally will recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income which the optionee may elect to satisfy by having the Company withhold shares from the shares otherwise due or by delivering a sufficient number of previously owned shares of the Company's Class A Common Stock to the Company. On ultimate sale of the shares, the optionee will generally recognize as capital gain or loss the difference between the fair market value on the date of exercise and the ultimate sales price.

         Federal Tax Consequences--Incentive Stock Options. No taxable income is recognized by the optionee at the time of the grant of an ISO and, except in determining alternative minimum tax, no taxable income is recognized at the time the ISO is exercised. The optionee will, however, recognize taxable income or loss in the year in which the purchased shares are sold or otherwise made the subject of disposition.

         For federal tax purposes, dispositions of ISOs are divided into two categories: qualifying and non-qualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other taxable disposition of such shares is made more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a non-qualifying disposition will result. Upon a qualifying disposition of the shares, the optionee generally will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the option price paid for the shares. If there is a non-qualifying disposition of the shares, then the excess of (i) the fair market value of the shares at the date of exercise (or, if lower, the fair market value of the shares on the date of disposition) over
(ii) the option price paid therefor will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain, and such gain will be long-term if the shares have been held for more than one year following exercise of the option.

         Alternative Minimum Tax. The difference between the fair market value of shares subject to an ISO on the date of exercise and the exercise price of such shares is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extend it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the shares subject to the ISO on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares subject to an ISO occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also, upon a sale of such shares that is a qualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares subject to the ISO at exercise over the amount paid for such shares.

         Deduction to the Company. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of an NSO. The deduction generally will be allowed for the taxable year of the Company in which occurs the last day of the calendar year in which the optionee recognizes ordinary income in connection with such exercise. If the optionee makes a disqualifying disposition of the shares purchased on exercise of an ISO, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount which is taxable to the employee as ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the shares purchased upon exercise of an ISO.

         Under Section 162(m) of the Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1,000,000. This limitation applies to compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive Officers. Amounts treated as compensation pursuant to the exercise of stock options are subject to the deduction limit, unless the option exercise price is at least equal to the fair market value of the underlying stock on the date of grant or is made subject to objective performance criteria. In addition, the grant of options must be made by a committee of at least two "outside Directors" as defined under Code Section 162(m).

As of December 31, 1998, there were 500,000 options granted pursuant to the 1998 Plan outstanding.

         1997 Plan

         The 1997 Plan is substantially similar to the 1998 Plan, with the following differences:

         Number of Shares Subject to the 1997 Plan. The 1997 Plan reserves for issuance up to 1,200,000 shares of the Company's Class A Common Stock pursuant to the exercise of options granted under such plan. The market value of the Company's Class Stock as reported on the Pink Sheets as of February 2, 1997 was $0.50 per share.

         In order to comply with the requirements for deductibility under
Section 162(m) of the Code, the maximum number of shares which may be granted to an individual under the 1998 Plan during the full ten-year term of the 1997 Plan is 600,000 shares.

         Administration and Duration of the 1997 Plan. The 1997 Plan will terminate on March 27, 2007, but the Board retains the right to suspend, terminate or amend the plan at any time. On termination of the plan, outstanding awards remain in effect until they expire by their terms, are forfeited or otherwise terminate.

As of December 31, 1998, there were 1,200,000 options granted pursuant to the 1997 Plan outstanding.

         1996 Plan

         The 1996 Plan is substantially similar to the 1996 Plan, with the following differences:

         Number of Shares Subject to the 1996 Plan. The 1996 Plan reserves for issuance up to 600,000 shares of the Company's Class A Common Stock pursuant to the exercise of options granted under such plan. The market value of the Company's Class A Common Stock as reported on the Pink Sheets, calculated based upon the average closing bid price of the Common Stock of Seal Fleet, Inc. for the five trading days immediately preceding August 14, 1996, was $0.50 per share.

         The 1996 Plan has no maximum number of shares that may be granted to an individual in order to comply with the requirements for deductibility under
Section 162(m) of the Code.

         Administration and Duration of the 1996 Plan. The 1996 Plan will terminate on April 14, 2006, but the Board retains the right to suspend, terminate or amend the plan at any time. On termination of the plan, outstanding awards remain in effect until they expire by their terms, are forfeited or otherwise terminate.

         Terms of Options. Options granted to employees shall be exercisable for common stock. The 1996 Plan does not distinguish between ISOs and NQSOs. Any restricted shares awarded and later forfeited are again subject to award under the 1996 Plan. The option price for an option shall be the fair market value of the common stock underlying the option on the date of grant. Except in special circumstances, each option shall expire on the 10th anniversary of the date of its grant. If an optionee ceases, other than by reason of death or retirement, to be employed or associated with the Company, all options granted to such optionee and exercisable on the date of termination of employment or association shall expire on the earlier of (i) the tenth anniversary after the date of grant, or (ii) three months after the day such optionee's employment or association ends. In the event of optionee's retirement, all options granted to such optionee, and exercisable on the date of such optionee's retirement shall expire on the earlier of (i) the tenth anniversary after the date of grant, or
(ii) the second anniversary of the day of such optionee's retirement. If an optionee dies, the option may be exercised, to the extent of the number of shares that the optionee could have exercised on the date of such death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant, or (ii) the first anniversary of such optionee's death.

         Change of Control. In the event of a change of control, all share restrictions on all restricted shares will lapse and vesting on all unexercised stock options will accelerate to the change of control date.

As of December 31, 1998, there were 80,000 options granted pursuant to the 1996 outstanding. Subsequently, during the first quarter of 1999, 20,000 of these remaining options were exercised.

         1999 Long-Term Incentive Plan

         The Company is seeking stockholder approval at the Annual Meeting for the Seal Holdings Corporation 1999 Long-Term Incentive Plan, which is described in Proposal #3.

Compensation of Directors

As of December 31, 1998, the Directors are compensated at the rate of $500 for regular meetings and $250 for each special meeting which they attend, and are also reimbursed for expenses. During fiscal 1998, the following options were granted to Directors of the Company (certain of whom no longer serve in that capacity and will not stand for re-election. The initial terms of these option grants are summarized below:

                                                                   Fair Market             Date
                                 Number              Grant       Value at Date of       of Initial          Expiration
        Director               of  Shares            Price            Grant                Grant              Date(2)
        --------               ----------            -----       ----------------       ----------          ----------
Thomas M. Ferguson             225,000(1)            $1.75             $1.38           July 13, 1998      July 13, 2003
                               220,000(2)            $1.75             $1.38           July 13, 1998      July 13, 2003
Donald L. Caldera              100,000(2)            $1.75             $1.38           July 13, 1998      July 13, 2008
J. Erik Hvide                  50,000(2)             $1.75             $1.38           July 13, 1998      July 13, 2008

(1) Issued pursuant to the 1997 Plan.

(2) Issued pursuant to the 1998 Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes certain transactions or relationships between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest. Except as otherwise specifically set forth herein, for purposes of this section "Certain Relationships and Related Transactions," the term "Company" also includes each of the Company's subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates have been entered into without the benefit of arm's length bargaining and may involve conflicts of interest. The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties. In addition, the structure and proposed method of operations of the Company may create certain inherent conflicts between the Company and its affiliates.

Association of Directors and Officers

All of the Company's directors and officers who performed such functions prior to the closing of the transactions contemplated by the Agreement and Plan of Exchange dated December 21, 1998 between Seal Holdings Corporation and OH, Inc. were associated with other firms or occupations involving other business activities. Because of these affiliations and because these individuals devoted only part time to the affairs of the Company, there were potential inherent conflicts of interest in their acting as directors and officers of the Company and of other entities. All of the Company's directors and officers who served as directors or controlling stockholders of other entities were engaged in a variety of businesses which may have had various transactions with the Company.

Agreement with First Stanford Corporation

Effective April 2, 1999, the Company entered into a consulting agreement ("FSC Agreement") with First Stanford Corporation ("First Stanford"), whose sole stockholder, officer and director is Thomas M. Ferguson, a Class A Director of the Company (as of April 2, 1999) and the former Chief Executive Officer, President and Class B Director of the Company (to April 2, 1999). Under the terms of the FSC Agreement, First Stanford will provide advisory services with respect to strategic and financial planning, marketing programs, corporate organization and structure and other general corporate matters. The FSC Agreement commenced on April 2, 1999 and will continue for a one year period. In connection with the performance of its services, First Stanford will receive $15,000 per month (for a total of $180,000 during the term of the FSC Agreement). The terms and conditions of the FSC Agreement were with the benefit of arm's length negotiations.

M. Lee Pearce, M.D.

M. Lee Pearce M.D., the Company's Chairman of the Board and its majority stockholder, directly or indirectly, owns a number of entities with which the Company, through its wholly-owned subsidiaries, does or will do business. In particular, Dr. Pearce (i) is the beneficial owner of North Ridge Va., Ltd. ("VAL"), the entity which owns the building where a comprehensive state-of-the-art medical facility called the "Oakridge Comprehensive Outpatient Center" (the "Center") is located in Fort Lauderdale, Florida and is operated and leased by subsidiaries of the Company, (ii) is the beneficial owner of a substantial majority of North Ridge Medical Plaza, Ltd. ("NRMP"), which owns the building where the Company leases certain office suites for physician and executive offices, as well as will lease space for a cardiac catheterization laboratory ("Cath Lab") that will be operated by one of the Company's subsidiaries, and (iii) is the beneficial owner of Oakridge Medical Group Realty, Inc. ("Realty"), a Florida corporation that is controlled by an affiliate of the Company, which owns two buildings that house the offices of certain physician employees of a subsidiary of the Company.

Rudy J. Noriega

Mr. Noriega has certain arrangements with affiliates of the Company pursuant to which Mr. Noriega has certain rights to invest for a small minority position in certain affiliates, including VAL and NRMP. VAL owns the building in which the Center is located and NRMP owns the building where the Company leases certain office suites for physician and executive offices and will lease space to the Cath Lab.

Agreements Among Subsidiaries

A number of the Company's subsidiaries have or will enter into agreements between and/or among one another to perform certain management and other services.

Lease Agreements between the Subsidiaries and Certain Affiliates of Dr. Pearce

The Company intends to enter into certain lease agreements between certain operating subsidiaries of the Company, as lessees, and certain affiliates of Dr. Pearce, as lessor. Currently, the Company intends to enter into a definitive lease agreement with VAL, the owner of the Center. It is anticipated that the lease will be a triple-net lease, however, the specific terms of the lease are in the process of being negotiated. It is anticipated that the annual rental under such lease will be based on fair market rates and that the balance of the material terms will be no less favorable than could be obtained by the Company from unaffiliated parties in an arm's length transaction.

The Company also expects to enter into a written lease agreement with NRMP for the Cath Lab to consist of approximately 5,700 square feet. While the agreement has not been fully negotiated or executed, the Company expects to do so within the near future. It is anticipated that the annual rental under such lease will be based on fair market rates and that the balance of the material terms will be no less favorable than could be obtained by the Company from unaffiliated parties in an arm's length transaction.

Lease of Administrative and Physician Offices

Through one or more of its subsidiaries, the Company currently leases four suites from NRMP. These suites are used for administrative and physician offices. The office suites each lease for approximately $18 per square foot and are on a month-to-month basis, which is consistent with the amount paid by and terms of arrangements between NRMP and non-affiliated tenants. The Company has not yet entered into a definitive written agreement with NRMP but intends to do so in the near future. It is anticipated that the annual rental under such lease will be based on fair market rates and that the balance of the material terms will be no less favorable than could be obtained by the Company from unaffiliated parties in an arm's length transaction.

Through its subsidiaries, the Company also leases approximately 16,000 square feet at $18 per square foot, on a month to month basis for this space from Realty. These rates were established by an independent appraisal firm. The Company has not yet entered into a definitive written agreement with Realty.

Credit Support of Certain Company Obligations

The Company has entered into lease and loan agreements relating to computer hardware and software, office equipment and medical equipment used or to be used by the Company's subsidiaries. The total amount of the lease and loan obligations is approximately $9.0 million. In connection with these lease and loan obligations, Dr. Pearce has provided credit support for the issuance of letters of credit in favor of the lessors and creditors. The amounts of the letters of credit have been 20% of the value of the leased equipment or the loan, as applicable, for a total of approximately $1.8 million. The Company expects that in the near future, through its subsidiaries, the Company will replace an approximately $200,000 letter of credit that is currently supported by Dr. Pearce with a letter of credit supported by the Company's own collateral and/or guarantees.

Guarantees of other Contractual Obligations

Certain affiliates of Dr. Pearce have provided limited guarantees of certain contractual obligations of the Company, including, among other items, agreements with certain employees entered into before any significant capitalization of the Company.

                                 PROPOSAL NO. 2

    TO RATIFY AND APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF (A) COMMON STOCK FROM 15,000,000 TO
  100,000,000 AND (B) PREFERRED STOCK FROM THREE MILLION TO TWENTY-FIVE MILLION

Background

On April 15, 1999, the Board of Directors unanimously adopted a resolution setting forth proposed amendments (the "Amendments") to the Company's Certificate of Incorporation ("Certificate")

1. authorizing an amendment to Paragraph IV.A. of the Certificate to increase the total authorized shares from 18 million shares to 125,000,000 million shares, of which

   o 99,975,000 shares shall be designated as Class A Common Stock (increased from 14,975,000 shares of Class A Common Stock),

   o 25,000 shall continue to be designated as Class B Common Stock, and

   o 25,000,000 shares shall be designated as Preferred Stock (increased from three million shares of Preferred Stock); and

2. directing that the Amendments be submitted to the Stockholders for their review, adoption and approval at the Company's 1999 Annual Meeting of Stockholders.

As of the Record Date, there were

   o 14,975,000 million shares of Class A Common Stock authorized, of which ________ shares of Class A Common Stock were issued and outstanding,

   o 25,000 shares of Class B Common Stock authorized, of which 25,000 shares of Class B Common Stock were issued and outstanding, and

   o 3,000,000 shares of Preferred Stock authorized, of which 2,000,000 Shares were designated Series A Preferred Stock, of which 2,000,000 shares were issued and outstanding.

The Class A Common Stock and Class B Common Stock

The Class A Common Stock and Class B Common Stock are substantially identical, except that holders of the Class B Common Stock are entitled to nominate and elect a simple majority of all of the Directors of the Company and the holders of the Class A Common Stock are entitled to nominate and elect the remaining Directors.

The Series A Preferred Stock

The Series A Preferred Stock is automatically convertible into Class A Common Stock at such time as this Proposal No. 2 is approved, based upon a conversion rate ("Conversion Rate") of ten shares for each one share of Series A Preferred Stock held (subject to adjustments in the event of stock splits, subdivisions, and stock dividends payable in common stock). Until such time as the Series A Preferred Stock is converted, holders of the Series A Preferred Stock are entitled to ten (10) votes for each one share of Series A Preferred Stock held. Commencing June 30, 1999, dividends will accrue at $.90 per share per annum on each September 30, December 31, March 31 and June 30 and will be payable quarterly in arrears, and the first payment being due on November 15, 1999. In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets to the holders of the Class A Common Stock or Class B Common Stock, an amount equal to (i) $1.00 per share multiplied by the then applicable Conversion Rate, plus (ii) an amount equal to all accrued dividends.

The Agreement and Plan of Exchange

On December 21, 1998, the Company entered into an Agreement and Plan of Exchange (the "Exchange Agreement") with OH, Inc. ("OHI"), a company controlled by Dr. M. Lee Pearce ("Pearce"). The transactions contemplated by the Exchange Agreement were completed on April 2, 1999. In exchange for 10,318,419 shares of Class A Common Stock and 2,000,000 shares of Series A Preferred Stock, which are convertible into an additional 20,000,000 shares of Class A Stock (for a total of 30,318,419 shares of Class A Common Stock), the Company received all of the issued and outstanding shares of OHI, with OHI becoming a wholly-owned subsidiary of the Company. The shares of the Company issued to Pearce represent approximately 91% of the total combined issued and outstanding shares of Class A Common Stock (taking into consideration Class A Common Stock issuable upon the exercise of all outstanding options).

In a related transaction that also closed on April 2, 1999, Lauderdale Holdings, Inc., a Florida corporation also controlled by Pearce ("LHI"), purchased all of the shares of the Class B Common Stock owned by First Magnum Corporation. Such shares represented all of the Company's issued and outstanding shares of Class B Stock.

Reasons for Increasing the Number of Authorized Shares

Of the 14,975,000 shares of Class A Common Stock currently authorized for issuance under the Certificate, as of the Record Date there were __________ shares of Class A Common Stock issued and outstanding. As a result, the Company currently does not have a sufficient number of shares of Class A Common Stock into which the Series A Preferred Stock may automatically be converted. In order to effectuate the automatic conversion of the Series A Preferred Stock into Class A Common Stock prior to such time when dividends will commence accruing to the holders of the Series A Preferred Stock, the Board of Directors has submitted this Proposal to the Stockholders for approval.

The Amendment will also authorize an increase in the number of authorized shares of Preferred Stock from three million shares to twenty-five million shares, on terms which may be fixed by the Board of Directors without further Stockholder action. As of the Record Date, two million shares have been designated as Series A Preferred Stock, all of which are issued and outstanding. The terms of any new series of Preferred Stock, which may include priority claims to assets and dividends and voting rights, could adversely affect the rights of holders of the Common Stock. However, the Company has no present plans to issue shares of Preferred Stock.

Increasing the number of authorized shares of Class A Common Stock will obviate the need for the Company to pay dividends to the holders of the Series A Preferred Stock. Increasing the number of authorized shares of Class A Common Stock and Preferred Stock will also allow the Company's Board of Directors to have the flexibility to act promptly to meet future business needs as such needs arise. Sufficient shares should be readily available for general corporate purposes, including for maintaining the Company's financial and capital raising flexibility, in the event of stock splits or stock dividends, for acquisitions and mergers, in connection with employee benefit plans and for other proper business purposes.

Furthermore, by having additional shares readily available, the Board of Directors will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding additional special Stockholders' meetings. The Board however, may issue additional shares of Common Stock and Preferred Stock without action on the part of the Stockholders only if the action is permissible under Delaware Law, and the rules of the exchange on which the Class A Common Stock may be listed. Moreover, the additional authorized shares of Class A Common Stock and Preferred Stock may be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares may also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The Company is not currently aware of any effort to obtain control of the Company and has no plans to use the new shares for purposes of discouraging any such effort. Similarly, the Company has no present plans, agreements, commitments or understandings to issue or use these proposed additional shares of Common Stock or Preferred Stock in connection with any acquisitions, financing transactions, or other corporate transactions, however, it make do so in the foreseeable future.

Effect of the Increase in Authorized Shares

Each of the additional authorized shares of Class A Common Stock will have the same rights and privileges as the currently authorized Class A Common Stock. The additional authorized Preferred Stock may be issued by resolutions of a majority of the Board of Directors of the Company in one or more series with such designations, powers, preferences and relative, participating, option and other rights, including without limitation, dividend rights, conversion rights, voting rights, redemption terms and liquidation preferences and such qualifications and limitations as the Board of Directors shall determine. Assuming the Amendment is approved, no further Stockholder approval is required for the issuance of authorized Common Stock or Preferred Stock.

If Proposal No. 2 is approved, Paragraph A. to Section IV. of the Certificate will read as follows:

         A. This Corporation is authorized to issue three classes of stock to be designated, respectively, "Class A Common Stock," "Class B Common Stock," and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is one hundred twenty-five million (125,000,000) shares. Ninety nine million, nine hundred seventy-five thousand (99,975,000) shares shall be Class A Common Stock, which shall have a par value of twenty cents ($.20) per share, twenty-five thousand (25,000) shares will be Class B Common Stock, which shall have a par value of twenty cents ($.20) per share, and twenty-five million (25,000,000) shares shall be Preferred Stock, which shall have a par value of one-tenth of one cent ($.001) per share.


If Stockholder approval is obtained, the Amendment becomes effective once it is filed with Secretary of State of the State of Delaware, which is expected to occur as soon as possible after the Stockholders approve the Amendment.

   THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" APPROVING AN AMENDMENT
     TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF (A) CLASS A COMMON STOCK FROM 15,000,000 TO 99,975,000 AND
              (B) PREFERRED STOCK FROM THREE MILLION TO 25,000,000.

                                 PROPOSAL NO. 3

             TO APPROVE THE COMPANY'S 1999 LONG-TERM INCENTIVE PLAN

The Stockholders of the Company are asked to approve the adoption of the Company's 1999 Long-Term Incentive Plan (the "Plan"). The Board approved the establishment of the Plan at a meeting of the Board on April 15, 1999, subject to approval of the Stockholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the annual meeting is required to approve the adoption of the Plan. The Board recommends that the stockholders vote their shares for the proposal to approve the adoption of the Plan.

The following is a brief summary of the principal provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of this Plan set forth as Exhibit "A" hereto.

Summary of the Plan.

         Purpose. The purpose of the Plan is to enhance the profitability and value of the Company and its affiliates for the benefit of their stockholders by enabling the Company (i) to offer stock-based incentives to employees of, and consultants to, the Company and its affiliates thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and stockholders and (ii) to grant nondiscretionary, nonqualified stock options to Non-Employee Directors thereby attracting, retaining and rewarding such Non-Employee Directors and strengthening the mutuality of interests between Non-Employee Directors and stockholders.

         Administration. The Plan is administered by a committee or subcommittee of the Board (the "Committee") that is appointed from time to time by the Board and which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act ("Rule 16b-3) and Section 162(m) of the

Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code (the "Committee"). If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards, grants, interpretation or other actions of the Committee will not be affected.

         The Committee will have the full authority to administer and interpret the Plan (except that with respect to awards to non-employee directors, the Plan will be administered by the Board), to grant discretionary awards under the Plan, to determine the persons to whom discretionary awards will be granted, to determine the types of discretionary awards to be granted, to determine the terms and conditions of each discretionary award, to determine the number of shares of Common Stock to be covered by each discretionary award, to prescribe the form or forms of instruments evidencing awards and to make all other determinations in connection with the Plan and the awards thereunder as the Committee (or the Board, in the case of non-employee directors' awards), in its sole discretion, deems necessary or desirable.

         The terms and conditions of individual awards will be set forth in written agreements which will be consistent with the terms of the Plan. Awards under the Plan may not be made on or after the tenth anniversary of the earlier of the adoption of the Plan or the date of stockholder approval, but awards granted prior to such date may extend beyond that date.

         Eligibility. All employees of, and consultants to, the Company and its affiliates (including prospective employees and consultants) are eligible to be granted nonqualified stock options, stock appreciation rights and other performance-based awards. In addition, employees of the Company and employees of the Company's affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options ("ISOs") under the Plan. Non-Employee Directors (as defined in the Plan) of the Company are eligible to receive nondiscretionary grants of nonqualified stock options.

Types of Awards Under the Plan.

         Options. The Company has reserved 3,000,000 shares under the Plan.

Employees and Consultants. Options may be in the form of ISOs or non-qualified stock options. The Committee will, with regard to each option, determine the number of shares subject to the option, the term of the option (which shall not exceed ten years, provided, however, that the term of an ISO granted to a 10% stockholder of the Company shall not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the Fair Market Value (as defined in the Plan) of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% stockholder of the Company, 110% of the Fair Market Value of the Common Stock).

         Non-Employee Director Option Grants. The Plan provides that each Non-Employee Director (as defined in the Plan) will be granted options to purchase _____ shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board. In addition, the Non-Employee Directors shall receive options to purchase _____ shares of Common Stock as of the first day of the month following the annual meeting of stockholders of the Company, provided he or she has not experienced a Termination of Directorship (as defined in the Plan). The option price per share for such Non-Employee Directors shall be determined by the Board at the time of grant but shall not be less than 100% of the Fair Market Value of the shares of Common Stock at the time of grant. The term of the options shall be _____ years. Options granted to Non-Employee Directors pursuant to (i) above will vest and become exercisable at the rate of [_____] shares of Common Stock on or after each anniversary of the date that is 6 months and one day after the date of grant. Options granted to a Non-Employee Director upon initially becoming a Non-Employee Director will be exercisable on or after 6 months and one day after the date of grant. All options granted to Non-Employee Directors and not previously exercisable will become fully exercisable immediately upon a Change in Control (as defined in the Plan). Such options may be exercised in whole or part at any time and from time to time during the option term.

         Stock Appreciation Rights ("SARs"). The Committee may grant SARs either with an option ("Tandem SARs") or independent of an option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or Common Stock as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the

SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share fair market value of common stock on the date of the grant in the case of a Non-Tandem SAR. The Committee may also grant "limited SARs," either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a Change in Control (as defined in the Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

         Performance-Based Awards. The Committee may award Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock either alone or in addition to or in tandem with options or SARs. Such awards shall be subject to such terms and conditions as the Committee may prescribe.

         Amendment and Termination. The Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board, except that no such amendment, suspension or termination, without stockholder approval to the extent such approval is required by applicable state law, the applicable provisions of Rule 16b-3 of the Exchange Act or for the exception for performance-based compensation under Section 162(m) of the Code or to the extent applicable to ISOs, Section 422 of the Code, may increase the aggregate number of shares of Common Stock reserved for awards or the maximum individual limits, change the classification of employees eligible to receive awards, decrease the minimum exercise price of any option, extend the maximum option period under the Plan or to make any other amendment that would require stockholder approval under the Code, Rule 16b-3 of the Exchange Act or the rules of any exchange or system on which the Company's securities are listed or traded.

         Share and Other Limitations. The maximum number of shares of Common Stock that may be issued under the Plan is 3,000,000. In addition, in any fiscal year of the Company, a participant may be granted options for up to 3,000,000 shares of Common Stock (subject to the aggregate limitation under the Plan). The same limits apply to the grant of SARs. As described in the next paragraph, these limitations are subject to adjustment by the Committee. If an SAR or a limited SAR is granted in tandem with a option, it shall apply against the individual limits for both options and SARs, but only once against the maximum number of shares available under the Plan. To the extent that shares of Common Stock for which options or SARs are permitted to be granted to a recipient during a calendar year are not covered by a grant of an option or an SAR during the calendar year, such shares of Common Stock shall be available for grant or issuance to the recipient in any subsequent calendar year during the term of this Plan.

         The Committee may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under the Plan to reflect any change in the Company's capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the Company.

         Change in Control. Unless determined otherwise by the Committee at the time of grant of an award to an employee or consultant, upon a Change in Control (as defined in the Plan differently for employees and consultants and Non-Employee Directors), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award will immediately lapse and any unvested awards will automatically become 100% vested.

         Miscellaneous. Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified stock option (other than those granted to Non-Employee Directors) that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

Material Federal Income Tax Consequences Relating to the Plan

         The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, possibly with retroactive effect, as are their interpretations and applications which may vary in individual circumstances. The following summary is designed to provide a general understanding of the material federal income tax consequences relating to the Plan:

         ISOs. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO and the Company will not realize an income tax deduction at either time. If the recipient does not sell the common stock received pursuant to the exercise of an ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of exercise, a subsequent sale of the common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company. Capital gains rates may be reduced in the case of a longer holding period.

         If the recipient disposes the common stock acquired upon exercise of the ISO within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of: (1) the fair market value of the common stock on the date of exercise over the exercise price, or (2) the amount realized upon disposition over the exercise price.

         In this event, the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of the amount realized by the recipient as ordinary income will be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

         Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of grant unless the option has a readily ascertainable fair market value at the time of grant. Upon the exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the such common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the common stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income. Any officers and directors of the Company subject to Section 16(b) of the Exchange Act may also be subject to special tax rules regarding the income tax consequences concerning their nonqualified stock options,

         All Options. With regard to both ISOs and nonqualified stock options, in the event that the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

         In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding a $1,000,000 limitation on deductible compensation). In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if: (1) they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period, (2) the exercise price is no less than fair market value at the time of the grant, (3) the plan under which the options are granted is approved by stockholders, and (4) the plan is administered by a compensation committee comprised of outside directors.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
        VOTE "FOR" APPROVING THE COMPANY'S 1999 LONG-TERM INCENTIVE PLAN


                                 PROPOSAL NO. 4

   RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
                              CERTIFIED ACCOUNTANTS

The Board of Directors has selected Ernst & Young LLP to serve as the Company's principal accountants for the fiscal year ending December 31, 1999. In the event the appointment of Ernst & Young LLP for 1999 is ratified, it is expected that Ernst & Young LLP will also audit the books and accounts of the Company's subsidiaries at the close of their current fiscal years. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

The proposal to ratify the appointment of Ernst & Young LLP will be approved by the Stockholders if it receives the affirmative vote of a majority of the votes cast by Stockholders entitled to vote on the proposal. If a proxy card is specifically marked as abstaining from voting on the proposal, the shares represented thereby will not be counted as having been voted for or against the proposal. Unless otherwise instructed, the persons named on the proxy card intend to vote shares as to which a proxy is received in favor of the proposal.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.


                                 OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought up before the Annual Meeting, those persons named in the accompanying Proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your Proxy.

                                  OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2000 Annual Meeting, Stockholder proposal must be received by the Company no later than December 12, 1999 and must otherwise comply with the requirements of Rule 14a-8.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.


Other Information

The Company's Annual Report on Form 10-KSB for fiscal year 1998 [filed before the date of the Annual Meeting is incorporated herein by reference/is included herein along with this Proxy Statement.] All subsequent Quarterly Reports on Form 10-QSB filed before the date of the Annual Meeting are incorporated by reference in this Proxy Statement. The Company will provide to any Stockholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this Proxy Statement. Requests should be addressed to Seal Holdings Corporation, Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334 (954) 771-5402.






                                            By Order Of The Board of Directors


                                            ____________________________________
                                            M. Lee Pearce, M.D.
                                            Chairman of the Board

Fort Lauderdale, Florida
________________, 1999

                                   EXHIBIT "A"

                            Seal Holdings Corporation
                          1999 Long-Term Incentive Plan



                                   ARTICLE 1.

                                    PURPOSE

         The purpose of this Seal Holdings Corporation 1999 Long-Term Incentive Plan (the "Plan") is to enhance the profitability and value of the Company and its Affiliates for the benefit of its stockholders by enabling the Company to
(i) offer employees of and Consultants to the Company and its Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders, and (ii) to make equity based awards to Non-Employee Directors, thereby creating a means to attract, retain and reward such Non-Employee Directors and strengthen the mutuality of interests between Non-Employee Directors and the Company's stockholders.

                                   ARTICLE 2.

                                  DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

                  2.1. "Acquisition Event" has the meaning set forth in Section 4.2(d).

                  2.2. "Affiliate" shall mean other than the Company, (i) any Subsidiary, (ii) any Parent, (iii) any corporation in an unbroken chain of corporations ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (iv) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, or (v) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

                  2.3. "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right, or Performance-Based Award. All Awards, shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

                  2.4. "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

                  2.5. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define "cause" (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines "cause" (or words of like import) and a "cause" termination would be permitted under such agreement at that time, termination that is or would be deemed to be for "cause" (or words of like import) as defined under such agreement; provided, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "Cause" shall mean an act or failure to act that constitutes "cause" for the removal of a director under applicable Delaware law.

                  2.6. "Change in Control" shall have the meaning set forth in
         Article 9 or Article 11, as applicable.

                  2.7. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

                  2.8. "Committee" shall mean the Compensation Committee of the Board or such other committee or subcommittee appointed from time to time by the Board, which shall be intended to consist of two (2) or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 (as defined herein), a "non-employee director" as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

                  2.9. "Common Stock" means the Company's Class A common stock, $.20 par value per share, of the Company.

                  2.10. "Company" means Seal Holdings Corporation, a Delaware corporation, and its successors by merger, consolidation or otherwise.

                  2.11. "Consultant" means any advisor or consultant to the Company or its Affiliates as defined in the instructions to Form S-8 under the Securities Act.

                  2.12. "Disability" shall mean, with respect to an Eligible Employee, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee or the Board, as the case may be, of the Disability.

                  2.13. "Effective Date" shall mean __________, 1999, subject to
         Article 14.

                  2.14. "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article 5 to be granted Awards under this Plan.

                  2.15. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

                  2.16. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc. as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish the "Fair Market Value" in good faith based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange the Nasdaq Stock Market, Inc., or any automated quotation system sponsored by the National Association of Securities Dealers, Inc. on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the exercise of any Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

                  2.17. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                  2.18. "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 7.5 of the Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

                  2.19. "Non-Employee Director" a director of the Company who is not an active employee of the Company or an Affiliate and who is not an officer, director or employee of (i) any entity which, directly or indirectly, beneficially owns or controls 5% or more of the combined voting power of the then outstanding voting securities of the Company or any Subsidiary or Parent entitled to vote generally in the election of directors of the Company or, if applicable, the Subsidiary or Parent or (ii) any entity controlling, controlled by or under common control (within the meaning of Rule 405 of the Securities Act) with any such entity.

                  2.20. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

                  2.21. "Non-Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

                  2.22. "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

                  2.23. "Participant" means any Eligible Employee or Consultant to whom an Award has been made under this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article XIII.

                  2.24. "Performance-Based Award" shall mean an Award made pursuant to Article 8 of this Plan of the right to receive awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock.

                  2.25. "Performance Period" shall have the meaning set forth in
         Section 8.1.

                  2.26. "Plan" means this Seal Holdings Corporation 1999 Long-Term Incentive Plan, as amended from time to time.

                  2.27. "Retirement" means a Termination of Employment or Termination of Consultancy without Cause by a Participant at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

                  2.28. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

                  2.29. "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

                  2.30. "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article 7.

                  2.31. "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Article 6 or to Non-Employee Directors under Article 10.

                  2.32. "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

                  2.33. "Tandem Stock Appreciation Right" shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

                  2.34. "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries or Parent.

                  2.35. "Termination of Consultancy" means, with respect to a Consultant, that the Consultant is no longer acting as a consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate.

                  2.36. "Termination of Directorship" means, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a member of the Board. A Non-Employee Director shall not be deemed to have incurred a Termination of Directorship solely because he or she no longer qualifies as a Non-Employee Director while remaining a member of the Board but will no longer be entitled to further grants under the Plan in the capacity of a Non-Employee Director.

                  2.37. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

                  2.38. "Transfer" or "Transferred" or "Transferable" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.

                                   ARTICLE 3.

                                 ADMINISTRATION

                  3.1. The Committee. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b- 3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

                  3.2. Awards. The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights, and (iv) Performance-Based Awards. All Awards shall be granted by, confirmed by and subject to the terms of a written agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:

                           (a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

                           (b) to determine whether and to what extent Awards or any combination thereof, are to be granted hereunder to one or more Eligible Employees or Consultants;

                           (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

                           (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                           (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, Section 10.4(d);

                           (f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the

         Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options under this Plan;

                           (g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy
         Section 162(m) of the Code;

                           (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

                           (i) to modify, extend or renew an Award, subject to
         Article 12 herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

                           (j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made; and

                           (k) to determine whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right.

                  3.3. Guidelines. Subject to Article 12 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 and
Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such countries other than the United States. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and the exception for performance-based compensation under Section 162(m) of the Code with regard to Options and Stock Appreciation Rights and shall be limited, construed and interpreted in a manner so as to comply therewith.

                  3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

                  3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

                  3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                  3.7. Designation of Consultants/Liability.

                           (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

                           (b) The Committee may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, the Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no employee of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, employee's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE 4.

                           SHARE AND OTHER LIMITATIONS

                  4.1.  Shares.

                           (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted shall not exceed 3,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) with respect to al types of Awards. If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Stock Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

                           (b)      Individual Participant Limitations.


                                    (i) The maximum number of shares of Common
                  Stock subject to any Option which may be granted under this Plan during any fiscal year of the Company shall be 3,000,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

                                    (ii) The maximum number of shares of Common
                  Stock subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 3,000,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against individual share limitations for both Stock Appreciation Rights and Options.

                                    (iii) The individual Participant limitations
                  set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

                  4.2.  Changes.

                           (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                           (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, conversion of the Company's preferred stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                           (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                           (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

         If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

                  4.3. Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE 5.

                                   ELIGIBILITY

                  5.1. General Eligibility. All Eligible Employees and Consultants and future Eligible Employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, other Performance-Based Awards and awards providing benefits similar to each of the foregoing. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

                  5.2. Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.

                  5.3. Non-Employee Directors. Non-Employee Directors are only eligible to receive an Award of Stock Options in accordance with Article 10 of the Plan.

                                   ARTICLE 6.

                                  STOCK OPTIONS

                  6.1. Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

                  6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Eligible Employee of an Affiliate (other than one described in Section 2.1(i) or (ii)) shall be a Non-Qualified Stock Option.

                  6.3. Terms of Options. Options granted under Article 6 of this Plan shall be subject to Article 10 and the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                           (a) Option Price. The exercise price per share of Common Stock purchasable under an Incentive Stock Option or a Stock Option intended to be "performance-based" for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock. The exercise price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee.

                           (b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

                           (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                           (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of Company, (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) by payment in full or part in the form of Common Stock owned by the Participant for a period of at least (six) 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or (iv) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                           (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or Parent exceeds $100,000, such Options shall be treated as NonQualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or Parent at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as a Non-Qualified Stock Option.

                  Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  Without the written consent of the Company, no Common Stock acquired by a Participant upon the exercise of an Incentive Stock Option granted hereunder may be disposed of by the Participant within two (2) years from the date such Incentive Stock Option was granted, nor within one (1) year after the transfer of such Common Stock to the Participant; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in
         Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.

                           (f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

                           (g) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads." With regard to such "reloads", the Committee shall have the authority (but not an obligation) to include within any Option agreement a provision entitling the optionee to a further Option (a "Reload Option") if the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of the Company held by the optionee for at least six (6) months prior to such date of surrender in accordance with the Plan and the terms and conditions of the Option agreement. Any Reload Option shall not be an Incentive Stock Option, shall be for a number of shares equal to the number of surrendered shares, the exercise price thereof shall be equal to the Fair Market Value of the Common Stock on the date of exercise of such original Option, shall become exercisable if the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

                                   ARTICLE 7.

                            STOCK APPRECIATION RIGHTS

                  7.1. Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

                  7.2. Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 9 and the following:

                           (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a

         Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

                           (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and Article 7.

                           (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                           (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                           (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

                  7.3. Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

                  7.4. Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 9 and the following:

                           (a) Term. The term of each Non-Tandem Stock
         Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

                           (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                           (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

                           (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

                  7.5. Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in
Section 7.2(d) with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights.

                                   ARTICLE 8.

                            PERFORMANCE-BASED AWARDS

                  8.1. Performance-Based Awards. Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Performance-Based Awards") may be granted either alone or in addition to or in tandem with Stock Options or Stock Appreciation Rights.

         Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards.

The Committee may also provide for the grant of Common Stock under such Awards upon the com pletion of a specified Performance Period.

                  8.2. Terms and Conditions. Performance-Based Awards made pursuant to this Article 8 shall be subject to the following terms and conditions:

                           (a) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 8 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

                           (b) Vesting. Any Award under this Article 8 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

                           (c) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article.

                           (d) Purchase Price. Subject to Section 4.3, Common Stock issued on a bonus basis under this Article 8 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 8 shall be priced as determined by the Committee.

                                   ARTICLE 9.

                 NON-TRANSFERABILITY AND TERMINATION PROVISIONS

         The terms and conditions of this Article 9 shall apply to Awards under this Plan as follows:

                  9.1. Nontransferability. No Stock Option, Stock Appreciation Right, or Performance-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant or his or her legal guardian or representative. Tandem Stock Appreciation Rights shall be Transferable, solely to the extent permitted above, only with the underlying Stock Option. In addition, except as provided above, no Stock Option shall be Transferred (whether by operation of law or otherwise), and no Stock Option shall be subject to execution, attachment or similar process. Upon any attempt to Transfer any Stock Option, or in the event of any levy upon any Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Stock Option shall immediately terminate and become null and void. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

                  Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option granted pursuant to Article 6 (other than a NonQualified Stock Option granted to a Non-Employee Director) that is otherwise not Transferable pursuant to this
Article 9 is Transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

                  9.2. Termination of Employment or Termination of Consultancy. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, the following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:

                           (a) Termination by Reason of Death. If a
         Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (b) Termination by Reason of Retirement or
         Disability. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement or Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the Participant's legal representative to the extent permitted under
         Section 14.11 or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period (the "Retirement or Disability Period") which is the longer of (i) up to ten (10) years after the date of grant of such Stock Option or Stock Appreciation Right, such period to be set on a case by case basis by the Committee, or (ii) three (3) years from the date of such termination; provided, however, that, if the Participant dies within such Retirement or Disability Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (c) Voluntary Resignation or Involuntary Termination Without Cause. If a Participant's Termination of Employment or Termination of Consultancy is due to a voluntary resignation or by involuntary termination without Cause and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (d) Termination for Cause. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                           (e) Termination of Employment or Termination of Consultancy for Performance-Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason, the Performance-Based Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                   ARTICLE 10.

                    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

                  10.1. Stock Options. The terms of this Article XIII shall apply only to Stock Options granted to Non-Employee Directors.

                  10.2. Grants. Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted:

                           (a) Stock Options to purchase ________ shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board; and

                           (b) In addition to the Stock Options granted pursuant to (a) above, Stock Options to purchase ________ shares of Common Stock as of the first day of the month following the annual meeting of stockholders of the Company, provided he or she has not, as of such day, experienced a Termination of Directorship.

                  10.3. Non-Qualified Stock Options. Stock Options granted under this Article 10 shall be Non-Qualified Stock Options.

                  10.4. Terms of Stock Options. Stock Options granted under this
Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                           (a) Stock Option Price. The Stock Option price per share of Common Stock purchasable under a Stock Option shall be determined by the Board at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant.

                           (b) Stock Option Term. The term of each Stock Option shall be __ years.

                           (c)      Exercisability.

                                    (i) Stock Options granted to Non-Employee
                  Directors pursuant to Section 10.2(a) shall vest and become exercisable as follows:

                                    Stock Options to purchase ______ shares of Common Stock shall be exercisable on or after the later of (A) 6 months and one day after the date of grant or (B) the Effective Date;

                                    Stock Options to purchase _______ shares of Common Stock shall be exercisable on or after the first anniversary of the date that is 6 months and one day after the date of grant.

                                    Stock Options to purchase _______ shares of Common Stock shall be exercisable on or after the second anniversary of the date that is 6 months and one day after the date of grant.

                                    Stock Options to purchase _______ shares of Common Stock shall be exercisable on or after the third anniversary of the date that is 6 months and one day after the date of grant.

                                    Stock Options to purchase _______ shares of Common Stock shall be exercisable on or after the fourth anniversary of the date that is 6 months and one day after the date of grant.

                                    (ii) Stock Options granted to Non-Employee
                  Directors pursuant to Section 10.2(b) shall be exercisable on or after the later of (A) 6 months and one day after the date of grant or (B) the Effective Date.

                           (d) Method of Exercise. Subject to the applicable waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the Company; (ii) if the Common Stock is traded on a national securities exchange, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) such other arrangement for the satisfaction of the purchase price, as the Board may accept. If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

                           (e) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent).

                  10.5. Termination of Directorship. The following rules apply with regard to Stock Options upon the Termination of Directorship:

                           (a) Termination of Directorship by Reason of Death, Disability or Otherwise Ceasing to be a Director. Except as otherwise provided herein, upon the Termination of Directorship by reason of death, Disability, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Stock Options exercisable and not exercised shall remain exercisable by the Participant or, in the case of death, by the Participant's estate, or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

                           (b) Cancellation of Options. Except as provided in
         (a) above, Stock Options that were not exercisable as of the date of Termination of Directorship shall not thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship. If a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.

                  10.6. Acceleration of Exercisability. All Stock Options granted to Non-Employee Directors and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined herein). Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced thereafter, a "Change in Control" shall be deemed to have occurred upon:

                           (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(1) of the Exchange
         Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 80% of the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any acquisition by the Company, any Subsidiary or any Parent, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or any Parent; or

                           (b) the approval of the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the gross assets of the Company and its Subsidiaries and Parent (if any) on a consolidated basis (determined under generally accepted accounting principles in accordance with prior practice); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 20% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were beneficial owners of the outstanding shares of Common Stock immediately prior to such sale or other disposition, (y) no person (other than the Company, its Subsidiaries and Parent (if any), and any employee benefit plan (or related trust) of the Company, any Subsidiary or any Parent or such corporation or any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding shares of Common Stock) will beneficially own, directly or indirectly 20% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election or directors, and (z) individuals who were members of the incumbent board immediately prior to the sale or other disposition will constitute at least a majority of the members of the board of directors of such corporation.

                  10.7.    Changes.

                           (a) The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 10.7, but shall not be subject to Section 4.2(d).

                           (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Stock Options or substitutes new Stock Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Stock Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Stock Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Stock Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Stock Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Stock Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                   ARTICLE 11.

                          CHANGE IN CONTROL PROVISIONS

                  11.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

                           (a) All outstanding Stock Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety.

                           (b) All unvested Performance-Based Awards shall become fully vested upon a Change in Control, including without limitation, the conditions required for vesting of any unvested Performance-Based Awards shall be deemed to be satisfied upon such Change in Control.

                  11.2. Change in Control. A "Change in Control" shall mean the occurrence of any of the following:

                           (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company's then outstanding securities;

                           (b) the merger, consolidation or other business combination of the Company (a "Transaction"), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (a) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;

                           (c) during any period of two (2) consecutive years beginning on or after the Effective Date, the persons who were members of the Board immediately before the beginning of such period (the "Incumbent Directors") ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

                           (d) the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.

                                   ARTICLE 12.

                      TERMINATION OR AMENDMENT OF THE PLAN

         Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options,
Section 422 of the Code,
no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the maximum individual Participant limitations under Section 4.1(b), (ii) change the classification of employees eligible to receive Awards under this Plan, (iii) decrease the minimum option price of any Stock Option, (iv) extend the maximum option period under
Section 6.3, or (v) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE 13.

                             UNFUNDED STATUS OF PLAN

         This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE 14.

                               GENERAL PROVISIONS

                  14.1. Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or
(ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

                  All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  14.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and, such arrangements may be either generally applicable or applicable only in specific cases.

                  14.3. No Right to Employment/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant is retained to terminate his employment or Consultancy at any time.

                  14.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon making an election under
Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

                  At the discretion of the Committee, any such withholding obligation with regard to any Participant may be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

                  14.5.  Listing and Other Conditions.

                           (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                           (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                           (c) Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

                  14.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

                  14.7. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  14.8. Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

                  14.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

                  14.10. No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

                  14.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person's duly appointed legal representative in such manner and proportions as the Committee may determine, in it sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.

                  14.12. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

                  14.13. Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

                  14.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.



                                   ARTICLE 15.

                       APPROVAL OF BOARD AND STOCKHOLDERS

         The Plan shall not be effective unless and until approved by the Board and, solely to the extent required by any applicable law (including without limitation, approval required under Rule 16b-3, Section 162(m) of the Code or
Section 422 of the Code) or registration or stock exchange rule, approved by the stockholders of the Company in the manner set forth in such law, regulation or rule.

                                   ARTICLE 16.

                                  TERM OF PLAN

         No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval (if applicable), but Awards granted prior to such tenth anniversary may extend beyond that date.

                                   ARTICLE 17.

                                  NAME OF PLAN

         This Plan shall be known as the Seal Holdings Corporation 1999 Long-Term Incentive Plan.

                            SEAL HOLDINGS CORPORATION

                          1999 LONG-TERM INCENTIVE PLAN

                                TABLE OF CONTENTS
                                                                            Page

ARTICLE 1.    PURPOSE..........................................................1

ARTICLE 2.    DEFINITIONS......................................................1

ARTICLE 3.    ADMINISTRATION...................................................6

ARTICLE 4.    SHARE AND OTHER LIMITATIONS......................................9

ARTICLE 5.    ELIGIBILITY.....................................................11

ARTICLE 6.    STOCK OPTIONS...................................................12

ARTICLE 7.    STOCK APPRECIATION RIGHTS.......................................14

ARTICLE 8.    PERFORMANCE-BASED AWARDS........................................16

ARTICLE 9.    NON-TRANSFERABILITY AND TERMINATION PROVISIONS..................17

ARTICLE 10.   NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS.......................19

ARTICLE 11.   CHANGE IN CONTROL PROVISIONS....................................23

ARTICLE 12.   TERMINATION OR AMENDMENT OF THE PLAN............................24

ARTICLE 13.   UNFUNDED STATUS OF PLAN.........................................25

ARTICLE 14.   GENERAL PROVISIONS..............................................25

ARTICLE 15.   APPROVAL OF BOARD AND STOCKHOLDERS..............................28

ARTICLE 16.   TERM OF PLAN....................................................28

ARTICLE 17.   NAME OF PLAN....................................................28

                                   EXHIBIT "B"

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                            SEAL HOLDINGS CORPORATION


         SEAL HOLDINGS CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation, by unanimous written consent, adopted the following resolution:

         RESOLVED, that the Certificate of Incorporation of the corporation be amended by changing Paragraph A of Section IV so that, as amended, said Paragraph A of this Section shall be and read as follows:

                                      "IV.


         A. This Corporation is authorized to issue three classes of stock to be designated, respectively, "Class A Common Stock", "Class B Common Stock", and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is one hundred twenty-five million (125,000,000) shares. Ninety nine million nine hundred seventy-five thousand (99,975,000) shares shall be Class A Common Stock, which shall have a par value of twenty cents ($.20) per share, twenty-five thousand (25,000) shares shall be Class B Common Stock, which shall have a par value of twenty cents ($.20) per share, and twenty-five million (25,000,000) shares shall be Preferred Stock, which shall have a par value of one-tenth of one cent ($.001) per share."


         SECOND: That the said amendment has been consented to and authorized by the holders of all of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its __________________ this ___ day of April, 1999.



                                                --------------------------------

                            SEAL HOLDINGS CORPORATION
                       5601 North Dixie Highway, Suite 411
                         Fort Lauderdale, Florida 33334
                          Telephone No. (954) 771-5402

               1999 ANNUAL MEETING OF SHAREHOLDERS - JUNE 10, 1999

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert G. Tancredi, M.D. and Cecilio M. Rodriguez and either of them acting alone or, in the event of their inability or unwillingness to serve, such other individuals as the Board of Directors may designate, as Proxyholders, each with full power of substitution and resubstitution, and hereby authorizes any proxyholder to represent and vote, as designated below, all of the shares of Common Stock of the Company that the undersigned held on the Record Date at the Annual Meeting to be held on June 10, 1999, which includes any continuation of such meeting pursuant to any adjournment of it to another time. Terms beginning with initial capital letters that are used but not defined in this Proxy Card have the meanings given to them in the Proxy Statement for the Annual Meeting.

The undersigned also hereby revokes previous proxies and acknowledges receipt of the Company's Notice of Annual Meeting and Proxy Statement.

The Board recommends a vote FOR for Items 1-4. IF YOU DO NOT SPECIFY HOW YOU INTEND TO VOTE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

1.   To elect Four Directors

     a. Election of Class A Directors (to be elected by holders of the Class A Common Stock Only).

         THOMAS M. FERGUSON      JOHN J. RYDZEWSKI

     ___ FOR THE NOMINEES LISTED ABOVE    ___ WITHHOLD AUTHORITY TO VOTE FOR THE
                                              NOMINEES LISTED ABOVE
     List Exceptions:


     a. Election of Class B Directors (to be elected by holders of the Class B Common Stock Only).

         M. LEE PEARCE, M.D.     ROBERT G. TANCREDI, M.D.

     ___ FOR THE NOMINEES LISTED ABOVE    ___ WITHHOLD AUTHORITY TO VOTE FOR THE
                                              NOMINEES LISTED ABOVE

2. To amend the Certificate of Incorporation to increase the number of authorized shares of the Company's (A) Class A Common Stock from 15,000,000 shares to 99,975,000 shares and (B) Preferred Stock from 3,000,000 shares to 25,000,000 shares:

   ___  FOR        ___  AGAINST      ___  ABSTAIN

3. To approve the Company's 1999 Long-Term Incentive Plan:

   ___  FOR        ___  AGAINST      ___  ABSTAIN

4. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ended December 31, 1999:

   ___  FOR        ___  AGAINST      ___  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 1999 Stockholders' Annual Meeting

________________________________________________________________________________
________________________________________________________________________________


NOTE: Please sign this Proxy as your name appears hereon, including the title "Executor," "Trustee," etc. if such is indicated. If a joint account, each joint owner should each sign. If stock is held by a corporation, this Proxy should be executed by a proper officer thereof.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                            Dated: ______________________, 199__


                                            ____________________________________
                                            Stockholder

                                            ____________________________________
                                            Co-owner, if applicable


                                       25